UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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TELANETIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 25, 2006

[TELANETIX LOGO]
Dear Fellow Stockholder:

We are pleased to invite you to attend the 2006 Annual Meeting of Stockholders of Telanetix, Inc. to be held on Monday, August 14, 2006 at our offices at 6197 Cornerstone Court E, Suite 108, San Diego, CA 92121, beginning at 9:30 a.m., local time.

Enclosed are the Notice of Annual Meeting of Stockholders and the Proxy Statement describing the business that will be acted upon at the Annual Meeting. Please vote on the business to come before the meeting, as it is important that your shares are represented. Instructions on the proxy form explain how you may vote by returning your proxy by mail. If you decide to attend the meeting, you may, of course, revoke your proxy and cast your vote personally.

Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided.

We have also enclosed a copy of Telanetix's Annual Report on Form 10-KSB. We encourage you to read the Annual Report, which includes information on our products, operations and markets, as well as our audited financial statements for the fiscal year ended December 31, 2005.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/Thomas A. Szabo
Thomas A. Szabo
Chief Executive Officer

San Diego, California

TELANETIX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 14, 2006

TO THE STOCKHOLDERS OF TELANETIX, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Telanetix, Inc., a Delaware corporation (the "Company"), will be held at 6197 Cornerstone Court E, Suite 108, San Diego, CA 92121 on August 14, 2006 at 9:30 am., local time, for the purposes of considering and acting upon the following proposals:

1.	To elect a board of two directors to hold the office during the ensuing year or until their respective successors are elected and qualified; and

2.	To approve the Company's 2005 Equity Incentive Plan.

The Company’s Board of Directors has fixed the close of business on July 25, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, you are urged to fill in the enclosed proxy and to sign and forward it in the enclosed business reply envelope, which requires no postage if mailed in the United States. It is important that your shares be represented at the meeting in order that the presence of a quorum may be assured. Any stockholder who signs and sends in a proxy may revoke it by executing a new proxy with a later date, by written notice of revocation to the secretary of the Company at any time before it is voted, or by attending the meeting and voting in person.

Your vote is important regardless of the number of shares of stock that you hold. Your cooperation in promptly returning your proxy will help limit expenses incident to proxy solicitation.

You are not entitled to any rights of appraisal or dissenters rights with respect to the matter to be acted upon under the Delaware General Corporate Law.

By Order of the Board of Directors

/s/Thomas A. Szabo
Thomas A. Szabo
Chairman of the Board of Directors
San Diego, California
July 25, 2006

TELANETIX, INC.

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF THE STOCKHOLDERS

To be held August 14, 2006

ABOUT THE ANNUAL MEETING

Q:  What is the purpose of the Annual Meeting?

A:  At the Annual Meeting, stockholders will

(1) elect two directors to serve until the 2007 annual meeting of stockholders and until their successors are elected, and vote on any other business to properly come before the meeting, and

(2) vote on approval of the Company's 2005 Equity Incentive Plan.

Q:   Who is entitled to vote at the Annual Meeting?

A: Only stockholders of record at the close of business on July 25, 2006, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.

Q:  What are the voting rights of the holders of common stock?

A:  Each outstanding share of our common stock will be entitled to one vote on each matter considered at the Annual Meeting.

Q:  How is a quorum determined?

A:  Holders of a majority of the outstanding shares of common stock entitled to vote must be present, in person or by proxy, at the Annual Meeting to achieve the required quorum for the transaction of business. As of the record date, 14,419,667 shares of common stock, representing the same number of votes, were outstanding. Therefore, the presence of the holders of common stock representing at least 7,209,834 votes will be required to establish a quorum.

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector will separately count affirmative and negative votes, abstentions and broker non-votes. Proxies that are received but marked as abstentions (or refusals to vote) and broker non-votes (votes from shares held of record in "street name" as to which the beneficial owners have not provided voting instructions) will be included in the calculation of the number of votes considered to be present at the

Annual Meeting. If a quorum is not achieved, holders of the votes present, in person or by proxy, may adjourn the Annual Meeting to another date.

Q:  How do I vote?

A: If you complete and sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.

Q:  Can I revoke my proxy later?

A: Yes. You have the right to revoke your proxy at any time before the Annual Meeting by:

(1)	filing a written notice of revocation with our Corporate Secretary at our principal office (6197 Cornerstone Court E, Suite 108, San Diego, CA 92121);

(2)	filing a properly executed proxy showing a later date with our Corporate Secretary at our principal office (see address immediately above); or

(3)
attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke the proxy), although if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Q: How does the Board recommend I vote on each of the proposals?

A:  Our Board recommends a vote FOR each of the nominees for director and a vote FOR approval of the Company's 2005 Equity Incentive Plan.

Q:  What is required to approve each proposal?

A:  Once a quorum has been established, directors are elected by a plurality of the votes cast by holders of shares entitled to vote and voting at the Annual Meeting. This means that the individuals who receive the largest number of votes are selected as directors up to the maximum number of directors to be elected at the Annual Meeting. With respect to Proposal No. 2, the Company's 2005 Equity Incentive Plan, must be approved by affirmative vote of the holders of a majority of the shares present or represented by proxy.

Q: Will my broker be able to vote my shares for me?

A: Brokers holding shares for beneficial owners must vote their shares according to the specific instructions they receive from the owners, and if no instructions are received,

they may vote these shares at their discretion, except if they are precluded from exercising their voting discretion on certain proposals pursuant to Rule 452 of the New York Stock Exchange. In such a case, the broker may not vote on the proposal absent specific voting instructions. This results in what is known as a "broker non vote."

Q:  What happens if I abstain from voting or my broker submits a non-vote?

A:  We will count proxies marked "abstain" as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of the proposal, the shares represented by these proxies will not be treated as affirmative votes. In other words, abstentions are treated as votes cast against the proposal. While broker non-votes are similarly counted as shares present for the purpose of determining the presence of a quorum, the shares represented by these proxies are generally not counted for any purpose in determining whether a proposal has been approved.

Q:  How will my shares be voted if I return a blank proxy card?

A:  If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR each of the director nominees named in this Proxy Statement and FOR approval of the Company's 2005 Equity Incentive Plan.

Q:  Am I entitled to exercise any appraisal rights with regard to either of the proposals?

A:  Under the General Corporation Law of the State of Delaware, stockholders of the Company do not have appraisal rights in connection with the proposal upon which a vote is scheduled to be taken at the Annual Meeting.

Q:  How will voting on any other business be conducted?

A:  Although we do not know of any business to be conducted at the Annual Meeting other than the proposal described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your signed proxy card gives authority to the proxy holders, Thomas A. Szabo and Richard M. Ono, to vote on those matters at their discretion.

Q:  Who will bear the costs of this solicitation?

A:  We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

Q:  How can I find out the results of the voting at the Annual Meeting?

A:  Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-QSB for the third quarter of fiscal year 2006.

Q:  When are stockholder proposals due for next year’s annual meeting?

A:  The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2007 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is March 15, 2007. You should also review the section "Nomination of Directors" in this Proxy Statement.

ADDITIONAL INFORMATION

ANNUAL REPORT AND AVAILABLE INFORMATION

Our annual report on Form 10-KSB for the fiscal year ended December 31, 2005 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material A copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2005, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to our Corporate Secretary at our principal office (6197 Cornerstone Court E, Suite 108, San Diego, CA 92121). Copies also may also be obtained through the SEC’s Web site at www.sec.gov.

The terms "Telanetix," the "Company," "we," "us," or "our" refer to Telanetix, Inc., a Delaware corporation.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Two directors of the Company have been nominated for election to the Board of Directors at the Annual Meeting: Thomas A. Szabo and Stephen Spalding. Thomas A. Szabo is currently the sole director of the Company's Board of Directors and Mr. Stephen Spalding has been recommended to the Board by the Company's management and has agreed to serve if elected. If elected, they will hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Under our Bylaws, the number of directors is established by resolution of the Board of Directors. The Board of Directors has fixed the current number of authorized directors at two.

The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the Annual Meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable or will decline to serve if elected.

The following table sets forth the names and certain information about each of the nominees for election to the Company's Board of Directors:

Name	Position(s)	Age	Director Since
Thomas A. Szabo	Chief Executive Officer and Chairman of the Board (Director)	46	2005
Stephen Spalding	Director	58

Thomas A. Szabo has served as our Chairman of the Board and Chief Executive Officer since August 2005 and served as the Chairman of the Board and Chief Executive Officer of Telanetix, Inc., a California corporation from its inception in 2001. From 2003 to 2005, Mr. Szabo served as Chairman and Chief Executive Office of Public Media Works, Inc. a publicly-traded film production company (OTC-BB: PMWI.OB). From 1997 to the present, he serves as a director of Digital On-Demand, Inc., a private digital entertainment network, and served Chairman and CEO of that company from 1997 until its sale to Alliance Entertainment Corporation in 1999, a privately held global entertainment distributor. From 2000 to 2005, Mr. Szabo served on the Board of Directors of Alliance Entertainment Corporation. Mr. Szabo currently serves on several boards of directors including Digital-on-Demand, Inc.

Stephen Spalding, a nominee for Director, served as the CEO of Vigilant Privacy Corporation, an enterprise technology solution company supporting legal and compliance requirements including Sarbanes-Oxley and HIPAA from 2003 to the present. From 1997 to 2003 he served as a Partner at Deloitte & Touche, where he developed the Bay Area Enterprise Risk Service practice which focused on internal audit services, technology control assurance, data quality and project risk management. From 1985 to 1997 he was with KPMG, became a partner in 1992 where he was one of the three founding partners of KPMG's Information Risk

Management practice. Since 1997, Mr. Spalding has been an instructor at San Francisco State University, where he teaches Internal Audit and Business Systems Management and Control at the Senior/Graduate Level.

VOTE REQUIRED AND RECOMMENDATION

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees for director named above. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the two nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. Broker non-votes are not expected to result from the vote on this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION
OF THE FOREGOING NOMINEES WHICH IS ITEM 1 ON THE PROXY

*  *  *

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nomination of Directors

We do not have a standing nominating committee. We are currently seeking additional independent directors and intend to establish committees of the board once the additional directors have been appointed. The Board of Directors, acting as a nominating committee, does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors for the next fiscal year should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Information Statement in the section titled "Stockholders’ Proposals".

Some of the qualifications that may be considered by the Board of Directors in choosing a director are:
•	Minimum, relevant employment experience;

•	Familiarity with generally accepted accounting principles and the preparation of financial statements;

•	Post secondary education or professional license;

•	Previous experience as a Board member of an operating company; and

•	The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

A candidate for director must agree to abide by our Code of Ethics, discussed in greater detail below.

Our goal is to achieve a balance of knowledge, experience and capability on our Board of Directors. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board of Directors does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

Each nominee to our Board of Directors expressed a willingness to serve during the 2006 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

Code of Ethics

The Company has adopted a Code of Business Ethics and Conduct (the "Ethics Code") that applies to the every officer of and director to the Company. The Ethics Code is attached an exhibit to our Form 10-KSB filed with the Commission on April 14, 2005. The Code is also available free of charge upon request to the Company at 6197 Cornerstone Court E, Suite 108, San Diego, California 92121, Attn: Richard M. Ono.

Legal Proceedings

The Company is not currently a party to any pending legal proceeding. Management is not aware of any threatened litigation, claims or assessments.

Attendance at Board Meetings During Fiscal Year.

During the fiscal year ended December 31, 2005, the Board of Directors held a total of four meetings and took action by written consent on three occasions. Mr. Szabo, as the sole member of the Board of Directors attended all of the meetings of the Board of Directors during fiscal 2005.

Audit Committee and Financial Report

The Company does not currently have an audit committee or "audit committee financial expert". The Company is seeking additional board members including at least one additional director who qualifies as a "financial expert" and to serve as member of the audit committee, but as of the date of this report does not have such a director.

Audit Fees

The Company paid an aggregate of $22,429 to its principal accountant, Burnham &

Schumm P.C., for the audit of its annual financial statements, and review of its financial statements included in its Form 10-QSBs, and for services normally provided in connection with the statutory and regulatory filings or engagements for the fiscal year ended December 31, 2005. The Company did not pay Burnham & Schumm P.C. any fees in the fiscal year ended December 31, 2004.

Audit-Related Fees, Tax Fees, All Other Fees

The Company paid no other fees to its principal accountant for audit-related services (other than reported above), tax compliance, tax advice or tax planning services, or any other products and services, other than those previously described, for the fiscal years ended December 31, 2005 and December 31, 2004.

Audit Committee Pre-Approval Policies

The Company does not have an audit committee. Once the audit committee has been established, the Company intends to adopt pre-approval policies and procedures for payments to its principal accountant. The Board of Directors has approved all of the fees paid and identified herein to the Company’s principal accountant.

Compensation Committee

The Company does not currently have a compensation committee.

Compliance With Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company pursuant to Section 16(a)-3e of the Exchange Act, the Company notes the following delinquencies for the period ended December 31, 2005: Thomas A. Szabo, Richard M. Ono, Robert Alford and Robert Arnold each filed their initial Form 3 late on December 12, 2005.

Stockholder Communications with the Board of Directors

The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company’s address or in care of the address shown in the table of beneficial ownership on this page. If a communication is sent to the Company’s address, the Company will forward any such communication to the relevant member of the Board of Directors.

PROPOSAL NO. 2

APPROVAL OF 2005 EQUITY INCENTIVE PLAN

On August 15, 2005, the Company's Board of Directors approved and adopted the Telanetix, Inc. 2005 Equity Incentive Plan (the "Plan"), and recommended that it be submitted to our stockholders for their approval.

Stockholder approval of the Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), as described below, (ii) for the Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, and (iii) to comply with the incentive stock option rules under Section 422 of the Code.

The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety which is set forth as Appendix "A" to this Information Statement.

Description of the Plan

Purpose. The purpose of the Plan is to provide the Company a means to retain the services of qualified executives and other persons eligible to receive stock awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the common stock through the granting of the awards, including: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

Stockholder Approval of the Plan. The Board of Directors adopted the Plan on August 15, 2005. Under the terms of the Plan, if the Plan itself is not approved by the Stockholders of the Company within 12 months from the date the Plan was adopted by the Board, the Plan will terminate and options granted thereunder will be void.

Eligible Participants. Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing (each an "Affiliate", as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code")) are eligible to receive stock awards under the Plan.

Number of Shares of Common Stock Available Under the Plan. The total number of shares of common stock that may be issued pursuant to stock awards under the Plan shall not exceed in the aggregate Five Million (5,000,000) shares of common stock.

If any stock award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the Plan. If any common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

Administration of the Plan. The Board of Directors has the authority to administer the Plan or may delegate administration of the Plan to a committee or committees of one or more members of the Board of Directors. If administration is delegated to a committee, the committee shall have all administrative powers conferred upon the Board of Directors, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors. The Board of Directors may abolish the committee at any time and revest the administration of the Plan in the Board of Directors.

In the event the Board of Directors in its discretion establishes a committee, the committee will consist solely of two or more "outside directors", in accordance with Section 162(m) of the Code, and/or solely of two or more "non-employee directors", in accordance with Rule 16b-3. Within the scope of such authority, the Board of Directors may (i) delegate to a committee of one or more members of the Board of Directors who are not outside directors under the Securities Exchange Act of 1934, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board of Directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Change in Control. The Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan. If the surviving corporation or acquiring corporation in an change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of such acquisition. Any stock award not exercised prior to the closing of an acquisition involving a change in control of the Company shall be terminated.

Amendment to the Plan and Awards. The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 of the Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

Termination and Suspension of the Plan. The Board of Directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the August 14, 2015. No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Types Of Awards

Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The committee will determine the exercise price of options granted under the Plan, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

The exercise price of each nonstatutory stock option granted under the Plan shall not be less than 85% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, a nonstatutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code. Additional terms including term, consideration vesting and early exercise shall be determined by the Board of Directors at the time of grant.

Stock Bonus Awards other than Options. The committee will also have the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the committee shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

Federal Income Tax Consequences Of Awards

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options. For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by us.

Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Tax Effect for Our Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

Section 162(m) Limits. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the Plan. Accordingly, the Plan provides that no employee may be granted more than 100,000 shares in any calendar year.

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

VOTE REQUIRED AND RECOMMENDATION

Approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the shares of the Company's common stock that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF
THE PLAN WHICH IS ITEM 2 ON THE PROXY

*  *  *

EXECUTIVE OFFICERS

Name	Position(s)	Age	Officer Since
Thomas A. Szabo	Chief Executive Officer and Chairman of the Board (Director)	46	2005
Richard M. Ono	Chief Financial Officer, Chief Operating Officer and Secretary	45	2005
Thomas A. Szabo was appointed to serve as our Chief Executive Officer in August 2005. See his biography above.

Richard M. Ono has served as our Chief Financial Officer, Chief Operating Officer and Secretary since August 2005, and previously served as the Chief Operating Officer and Secretary of the Telanetix Inc, a California corporation since April 2005. From 2002 to 2004, Mr. Ono was a Partner with Avant Partners, Inc., a private management consulting firm specializing in high technology start-ups and turnarounds. From 1999 to 2002, he was the Senior Vice President, General Manager for ADN Corporation, a private provider of Internet services to enterprise customers. Mr. Ono has also held executive and senior level sales and marketing management positions with Xircom Corp., Western Digital Corp (NYSE: WDC), Gateway Communications, Inc. and Regis McKenna, Inc.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth all compensation awarded to, earned by, or paid to our named executive officers during the fiscal years ended December 31, 2005, 2004 and 2003. Individuals we refer to as our "named executive officers" include our Chief Executive Officer and the four other most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2005.

SUMMERY COMPENSATION TABLE

			Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year Ending December 31st		Salary	Bonus		Securities Underlying Options/SARs (#)
Thomas A. Szabo, CEO	2005		$176,076	$0		803,888
	2004		$0	$190,000	(1)	0
	2003		$55,001	$125,000	(1)

Richard M. Ono, CFO, COO and Secretary	2005	(2)	$90,000	$0		600,000
(1)
The Company deferred payment of compensation to Mr. Szabo in the amount of $190,000 for 2004 and $125,000 for 2003. The Company and Mr. Szabo entered into an agreement in August 2005 in which the Company agreed to pay Mr. Szabo $29,000 of his 2004 deferred compensation in 2005 (which has not been paid by the Company as of the date of this report), and the remaining $286,000 of deferred compensation in two payments of $143,000 each during 2008 and 2009.

(2)	Mr. Ono joined the Company in April 2005.

Employment Contracts

The Company has no employment contracts with its executive officers. The Company has not adopted any compensation policies.

Option Grants

The Company adopted the Plan in August 2005, subject to stockholder approval, pursuant to which the Company may issue up to 5,000,000 options or other awards to purchase shares of the Company’s common stock. The Plan provides that issuances of options or other awards and the terms of such issuances shall be as determined by the Board of Directors of the Company.

The Executive Officers of the Company named in the Summary Compensation Table were issued the following options during the fiscal year ended December 31, 2005 under the Plan:

Fiscal Year 2005 Option Grants Individual Grants
Name and Principal Position	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees In Fiscal Year(1)	Exercise Price of Options Granted	Expiration Date
Thomas A. Szabo, CEO	50,000 (2)	1.6%	$.20	May, 30, 2013
	15,000 (2)	0.5%	$.20	June 11, 2013
	75,000 (2)	2.4%	$.20	June 30, 2013
	25,000 (2)	0.8%	$.20	August 29, 2013
	40,000 (2)	1.3%	$.20	April 2, 2014
	15,000 (2)	0.5%	$.20	May 3, 2014
	80,000 (2)	2.6%	$.20	May 4, 2014
	208,334 (2)	6.8%	$.20	May 15, 2014
	70,000 (2)	2.3%	$.20	June 2, 2014
	25,554 (2)	0.8%	$.20	July 15, 2014
	200,000 (2)	6.5%	$.20	January 7, 2015
Richard M. Ono, CFO, COO and Secretary	200,000 (2)	6.5%	$.20	January 27, 2015
	400,000 (3)	13%	$1.00	August 18, 2015

(1)
Percentage calculated based on 2,370,972 stock options granted to employees in exchange for their Telanetix-California options pursuant to a share exchange transaction with AER Ventures, Inc., and 700,000 stock options granted to employees by the Company in 2005 other than in connection with the share exchange.

(2)	Exercisable on August 18, 2005.
(3)	Exercisable on August 18, 2006.

Option Values

No Executive Officer of the Company named in the Summary Compensation Table exercised any options during the fiscal year ended December 31, 2005. The following table sets forth information concerning the value of all exercisable and un-exercisable options held by those persons listed in the Summary Compensation Table as of December 31, 2005:

Fiscal Year-End Option Values
As Of December 31, 2005

Name and Job Title At December 31, 2005	Number of Securities Underlying Unexercised Options(#)		Value of Unexercised In-the-Money and Options($)(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas A. Szabo, CEO	653,888	150,000	$850,054	$195,000
Richard M. Ono, CFO, COO and Secretary	120,833	479,167	$157,082	$302,917

(1)
As of the fiscal year ended December 31, 2005, there was no public trading market for the Company’s common stock. Solely for purposes of this report, the "in -the -money" value of the unexercised options was calculated based on the spread between the exercise price of the options and the March 2006 private placement price of $1.50 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the past two years, there have not been any transactions that have occurred between the Company and its officers, directors, and five percent or greater stockholders, except as follows:

As disclosed in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2006 for the fiscal year ended December 31, 2005, on August 18, 2005, the Company consummated the share exchange for the purchase of Telanetix, Inc, a California corporation ("Telanetix-California") from the Telanetix-California stockholders and options and warrant holders. This share exchange resulted in our issuance of a total of 7,254,000 shares of common stock and 4,251,512 options or warrants to purchase our common stock to individuals which includes our officers, directors and five percent or greater stockholders.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 20, 2006, regarding the beneficial ownership of our common stock with respect to (i) any person known to us on the basis of filings with the Securities and Exchange Commission to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers, and (iv) our directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below subject to applicable community property law.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percentage of Class (2)
Directors and Executive Officers
Thomas A. Szabo	2,287,221	(3)	15.1%
Stephen Spalding	0		0%
Richard M. Ono	600,000	(4)	4.0%
All directors and executive officers as a group (2 persons)	2,887,221	(5)	19.1%
5% Stockholders
Thomas A. Szabo	2,287,221	(3)	15.1%
Robert S. Alford	1,261,666	(6)	8.5%
Robert C. Arnold	981,667	(7)	6.6%

(1)	The address for each person is 6197 Cornerstone Court E, Suite 108, San Diego, California 92121, based on information set forth in Form 3's filed with the Securities and Exchange Commission.
(2)
The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/ or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty (60) days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 14,419,667 shares of common stock outstanding as of July 20, 2006.

(3)	Includes 687,221 shares of common stock issuable upon the exercise of outstanding stock options.
(4)	Includes 600,000 shares of common stock issuable upon the exercise of outstanding stock options.
(5)	Includes 946,108 shares of common stock issuable upon the exercise of outstanding stock options.
(7)	Includes 461,666 shares of common stock issuable upon the exercise of outstanding stock options.
(8)	Includes 381,667 shares of common stock issuable upon the exercise of outstanding stock options.

STOCKHOLDER PROPOSALS

The Company must receive at its principal offices before March 15, 2007, any proposal which a stockholder wishes to submit to the 2007 annual meeting of stockholders, if the proposal is to be considered by the Board of Directors for inclusion in the proxy materials for that Annual Meeting.

A stockholder’s notice to the Secretary shall include (i) a brief description of the matter or nomination and the reason for addressing the matter at the meeting, (ii) the stockholder’s name and address, (iii) the number of shares of the Company owned or controlled by the stockholder, (iv) any material interest of the stockholder in the matter or nomination proposed, and (v) all other required information under Regulations 14A under the Securities Exchange Act of 1934.

INTEREST OF CERTAIN PERSONS IN MATTERS

IN MATTERS TO BE ACTED UPON

Mr. Szabo has been the sole director and Chief Executive Officer of the Company since August, 2005, and Mr. Ono has served Chief Financial Officer, Chief Operating Officer and Secretary of the Company since August, 2005. Both Mr. Szabo and Mr. Ono have been awarded options under the Company's 2005 Equity Incentive Plan, which is the subject of Proposal 2 in this Proxy Statement, as reflected herein. Under the terms of the Plan, if the Plan itself is not approved by the Stockholders of the Company within 12 months from the date the Plan was adopted by the Board, the Plan will terminate and options granted thereunder will be void.

OTHER MATTERS

Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 1 and FOR Proposal No. 2. The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specifications so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors

/s/Thomas A. Szabo
Thomas A. Szabo
July 25, 2006	Chairman of the Board of Directors

TELANETIX, INC.
2005 EQUITY INCENTIVE PLAN
APPENDIX A

TELANETIX, INC.

2005 EQUITY INCENTIVE PLAN

EFFECTIVE: August 18, 2005
APPROVED BY BOARD OF DIRECTORS: August 15, 2005
APPROVED BY SHAREHOLDERS: August __, 2006
TERMINATION DATE: August 15, 2015

1. PURPOSES.
(a) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.
(b) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Non-statutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.
(c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
2. DEFINITIONS.
(a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(b) "BOARD" means the Board of Directors of the Company.
(c) "CODE" means the Internal Revenue Code of 1986, as amended.
(d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c).
(e) "COMMON STOCK" means the common stock of the Company.
(f) "COMPANY" means Telanetix, Inc., a Delaware corporation.
(g) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.
(h) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
(i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.
(j) "DIRECTOR" means a member of the Board of Directors of the Company.
(k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
(l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.
(m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
(n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.
(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(iii) Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.
(o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(p) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an inter-dealer quotation system if such securities exchange or inter-dealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.
(q) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either
(i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or
(ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.
(r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.
(s) "OFFICER" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(t) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(u) "OPTION AGREEMENT" means a written agreement between the Company and an Option holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
(v) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(w) "OUTSIDE DIRECTOR" means a Director of the Company who either
(i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or
(ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.
(x) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(y) "PLAN" means this Telanetix, Inc. 2005 Equity Incentive Plan.
(z) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(aa) "SECURITIES ACT" means the Securities Act of 1933, as amended.
(bb) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.
(cc) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(dd) "TEN PERCENT SHAREHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
3. ADMINISTRATION.
(a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).
(b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock

Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.
(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iii) To amend the Plan or a Stock Award as provided in Section 12.
(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.
(c) DELEGATION TO COMMITTEE.
(i) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
(ii) COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
4. SHARES SUBJECT TO THE PLAN.
(a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 5,000,000 shares of Common Stock.

(b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.
(c) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
5. ELIGIBILITY.
(a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.
(b) TEN PERCENT SHAREHOLDERS. No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for the grant of a Nonstatutory Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for a restricted stock award unless the purchase price of the restricted stock is at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant.

(c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than 100,000 shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until
(i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or

(ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.
6. OPTION PROVISIONS.
Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.
(b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
(c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
(d) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by (1) delivery to the Company of other Common Stock, (2) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
(f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
(g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.
(h) MINIMUM VESTING PRIOR TO THE LISTING DATE. Notwithstanding the foregoing subsection 6(g), Options granted prior to the Listing Date shall provide for vesting of the total number of shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. However, in the case of such Options granted to Officers, Directors or Consultants, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company; for example, the vesting provision of the Option may provide for vesting of less than twenty percent (20%) per year of the total number of shares subject to the Option.
(i) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or

Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.
(j) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.
(k) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or
(ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.
(l) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(m) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(h), any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.
(n) RIGHT OF REPURCHASE. Subject to the "Repurchase Limitation" in subsection 10(h), the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares acquired by the Optionholder pursuant to the exercise of the Option.
(o) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this subsection 6(o), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.
(p) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option shall (i) provide for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.
Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) CONSIDERATION. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.
(ii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.
(iii) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.
(iv) TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.
(b) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii) CONSIDERATION. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.
(iii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.
(iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.
(v) TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.
8. COVENANTS OF THE COMPANY.
(a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.
(b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.
10. MISCELLANEOUS.
(a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.
(b) SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.
(c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.
(e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.
(f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.
(g) INFORMATION OBLIGATION. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.
(h) REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:
(i) FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares become publicly traded.
(ii) ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").
11. ADJUSTMENTS UPON CHANGES IN STOCK.
(a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)
(b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company other than in an Acquisition (as defined below), then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event, unless such outstanding Stock Awards are assumed by a subsequent purchaser.
(c) CHANGE IN CONTROL.
(i) For the purposes of this Section 11, "Acquisition" shall mean (1) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the shareholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (2) a sale of all or substantially all of the assets of the Company.
(ii) In the event the Company undergoes an Acquisition then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan.
(iii) In the event any surviving corporation or acquiring corporation in an Acquisition refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to (1) Stock Awards which (i) are held by Participants whose Continuous Service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of the Acquisition, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of the Acquisition (and the Stock Awards terminated if not exercised prior to the closing of such Acquisition), and (2) any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to the closing of the Acquisition..
(iv) In the event the Company undergoes an Acquisition and the surviving corporation or acquiring corporation does assume such Stock Awards (or substitutes similar stock awards for those outstanding under the Plan), then, with respect to each Stock Award held by persons then performing services as Employees or Directors, the vesting of each such Stock Award (and, if applicable, the time during which such Stock Award may be exercised) shall be accelerated and such Stock Award shall become fully vested and exercisable, if any of the following events occurs within one (1) month before or eighteen (18) months after the effective date of the Acquisition: (1) the service to the Company or an Affiliate of the Employee or Director holding such Stock Award is terminated without Cause (as defined below); (2) the Employee holding such Stock Award terminates his or her service to the Company or an Affiliate due to the fact that the principal place of the performance of the responsibilities and duties of the Employee is changed to a location more than fifty (50) miles from such Employee's existing work location without the Employee's express consent (not applicable to Directors); or (3) the Employee holding such Stock Award terminates his or her service to the Company or Affiliate due to the fact that there is a material reduction in such Employee's responsibilities and duties without the Employee's express consent (not applicable to Directors).
(v) For the purposes of this Section 11(c), "Cause" means an individual's misconduct, including but not limited to: (1) conviction of any felony or any crime involving moral turpitude or dishonesty, (2) participation in a fraud or act of dishonesty against the Company, (3) conduct that, based upon a good faith and reasonable factual investigation and determination by the Board, demonstrates your gross unfitness to serve, or (4) intentional, material violation of any contract with the Company or any statutory duty to the Company that is not corrected within thirty (30) days after written notice thereof. Physical or mental disability shall not constitute "Cause."
(vi) The acceleration of vesting provided for under this Section 11(c) may be limited in certain circumstances as follows: If any such acceleration (the "Benefit") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) but for such acceleration, be subject to the excise tax imposed by Section 4999 of the Code, then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit would be subject to such excise tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), such Employee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to such excise tax, the Benefit shall be reduced (or further reduced) to the extent determined by such Employee in his or her discretion so that the excise tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that such Employee is liable for the excise tax as a result of the Benefit, then such Employee shall be obligated to return to the Company, within thirty (30) days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by such Employee constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the excise tax.
12. AMENDMENT OF THE PLAN AND STOCK AWARDS.
(a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.
(b) SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
(c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.
(d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
(e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
13. TERMINATION OR SUSPENSION OF THE PLAN.
(a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14. EFFECTIVE DATE OF PLAN.
The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

TELANETIX, INC.

PROXY FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

—AUGUST 14, 2006 —

The undersigned hereby appoints Thomas A. Szabo and Richard M. Ono or any of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Telanetix, Inc. (the "Company"), to be held on August 14, 2006 at 9:30 a.m., local time, at the Company's offices at 6197 Cornerstone Court E., Suite 108, San Diego, California, 92121, or any adjournments thereof, and to vote the number of shares of Company common stock the undersigned would be entitled to vote if personally present on the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE ADOPTION OF THE 2005 EQUITY INCENTIVE PLAN.

Proposal 1. Election of the following two (2) persons to the Board of Directors of the Company to serve until the 2007 Annual Meeting of Stockholders and until their successors are elected and have qualified:

Thomas A. Szabo    Stephen Spalding

⃞	FOR all nominees listed above (except as marked to the contrary)

⃞	WITHHOLD AUTHORITY to vote for all nominees listed above. A stockholder may withhold authority to vote for any nominee by drawing a line through or otherwise striking out the name of such nominee.

Proposal 2.  To adopt the Company's 2005 Equity Incentive Plan:

ྑ	FOR
ྑ	AGAINST
ྑ	ABSTAIN

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Stockholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. This proxy is solicited on behalf of the Board of Directors.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

__________________________________
Signature            Date
Title:

__________________________________
Signature            Date
Title:

I (we) will ⃞  will not ⃞  attend the Annual Meeting in person.

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